Consolidated statements of comprehensive income or loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Consolidated statements of comprehensive income or loss
Profit for the year	$ 84,209	$ 28,051	$ 53,668
Items that may not be reclassified subsequently to profit or loss:
Actuarial gain/(loss)		(23)	26
Items that may be reclassified subsequently to profit or loss:
Effective portion of changes in fair value of cash flow hedges, net of amounts recycled to profit or loss	2,667	(6,522)	(849)
Recycled loss of cash flow hedges reclassified to profit or loss	4,368	23,514	1,290
Other comprehensive income for the year	7,035	16,969	467
Total comprehensive income for the year	91,244	45,020	54,135
Attributable to:
Owners of the Group	22,541	(4,517)	11,296
Non-controlling interests	$ 68,703	$ 49,537	$ 42,839